Exhibit 10.12B

                   AMENDMENT TO MUTUAL RELEASE
                    AND TERMINATION AGREEMENT
                    -------------------------


      AMENDMENT dated January 16, 2004 to the Mutual Release and Termination Agreement dated as of December 19, 2003, among Duncan Capital LLC ("Duncan Capital"), Strategic Growth International, Inc., its subsidiaries and/or affiliates (hereinafter "SRG") and Pacific CMA, Inc., its subsidiaries and affiliates (hereinafter "Pacific").

                      W I T N E S S E T H:

      WHEREAS,  Duncan Capital, SRG and Pacific  entered  into  a
Mutual   Release  and  Termination  Agreement  (the  "Termination
Agreement");

      WHEREAS, Duncan Capital, SRG and Pacific entered  into  the
Termination Agreement under a mistake of fact;

     WHEREAS, Duncan Capital, SRG and Pacific were in error as to the delivery and receipt of certain warrants to purchase shares of Pacific Common Stock issued by Pacific to Duncan Capital; and

     WHEREAS, as a consequence, the parties wish to amend certain of the terms and conditions of the foregoing agreements.

      NOW, THEREFORE, the Termination Agreement is hereby amended as follows:

     1.   Section  2.   "Duncan  Capital   Warrants;   Additional
Warrants"  is hereby amended by deleting the text of this  entire
Section and replacing the text thereof with the word "Deleted."

     2.   Section 3 is hereby amended to read as follows:

     3.   Duncan Capital Cash Amount. Pacific owes Duncan Capital
          --------------------------
fees and expenses in the amount of $14,456.25 (the "Cash Amount"). These fees and expenses have been previously invoiced by Duncan Capital, and Pacific hereby confirms that, as soon as commercially practicable, it will wire the Cash Amount to the following account:

          Duncan Capital LLC
          A/C #9479980098
          ABA # 021202162
          Fleet Bank
          345 Park Avenue, New York, New York 10154

      4. This Amendment shall be construed and interpreted in accordance with the laws of the State of New York, and all disputes hereunder shall be governed thereby. This parties hereto understand and agree that any controversy or claim arising out of or related to this Amendment, or any breach thereof, shall be settled by final and binding arbitration in New York pursuant to


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the  Commercial Dispute Resolution Procedures and  Rules  of  the
American   Arbitration  Association  ("AAA   Rules")   and   that
disinterested arbitrator(s) shall be selected pursuant to the AAA
Rules.

      5. As hereby amended, the Termination Agreement is in all respects ratified and confirmed. On and after the effectiveness of this Amendment each reference in the Termination Agreement to the "Agreement," "hereinafter," "herein," "hereunder," "hereof" or words of like import shall mean and be a reference to the Termination Agreement as amended by this Amendment.

      6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

      IN WITNESS WHEREOF, each of Duncan Capital, SRG and Pacific have caused this Agreement to be executed by a duly authorized person on its behalf as of the day and year first above written.


                                DUNCAN CAPITAL LLC



                                By:     /s/Michael Crow
                                   ------------------------------
                                   Name:  Michael Crow
                                   Title: Chief Executive Officer



                                STRATEGIC GROWTH
                                  INTERNATIONAL, INC.



                                By:
                                   ------------------------------
                                   Name:
                                   Title:



                                PACIFIC CMA, INC.



                                By:     /s/Alfred Lam
                                   ------------------------------
                                   Name:  Alfred Lam
                                   Title:  Chairman of the Board
                                           of Directors


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